Exhibit 10(a)(2)

                            NORTH TRACK FUNDS, INC.
                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

     I, Robert J. Tuszynski, the principal executive officer of North Track Funds, Inc., certify that:

     1.   I have reviewed this report on Form N-CSR of North Track Funds, Inc.;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and changes in net assets of the registrant as of, and for, the periods presented in this report;

     4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940) for the registrant and have:

          (a) Designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

          (b)  Evaluated  the  effectiveness  of  the  registrant's   disclosure
controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

          (c) Presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

     5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

          (a) All significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and


          (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

     6. The registrant's other certifying officer and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

     Date: June 20, 2003                /s/ Robert J. Tuszynski
                                        ----------------------------------------
                                        Robert J. Tuszynski, President

                            NORTH TRACK FUNDS, INC.
                       CERTIFICATION OF PRINCIPAL OFFICER

     I, Franklin P. Ciano, the principal financial officer of North Track Funds, Inc., certify that:

     1.   I have reviewed this report on Form N-CSR of North Track Funds, Inc.;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and changes in net assets of the registrant as of, and for, the periods presented in this report;

     4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940) for the registrant and have:

          (a) Designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

          (b)  Evaluated  the  effectiveness  of  the  registrant's   disclosure
controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

          (c) Presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

     5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

          (a) All significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

          (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

     6. The registrant's other certifying officer and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

     Date: June 20, 2003           /s/ Franklin P. Ciano
                                   ---------------------------------------------
                                   Franklin P. Ciano,  Chief Financial Officer
                                   and Treasurer

                                                                   Exhibit 10(b)

                            NORTH TRACK FUNDS, INC.

         WRITTEN STATEMENT OF THE CHIEF EXECUTIVE AND FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. Section 1350

     Solely for the purposes of complying with 18 U.S.C. Section 1350, the undersigned, being the chief executive officer and chief financial officer, respectively, of North Track Funds, Inc. (the "Company"), hereby certify, based on his knowledge, that the Company's Certified Shareholder Report on Form N-CSR for the six months ended April 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 20, 2003           /s/ Robert J. Tuszynski
                              --------------------------------------------------
                              Robert J. Tuszynski, Chief Executive Officer

                              /s/ Franklin P. Ciano
                              --------------------------------------------------
                              Franklin P. Ciano, Chief Financial Officer

     This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the company for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to such Section. The certification shall not be deemed to be incorporated by reference into the Report or any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

     A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.